Exhibit 99.4

STOCKHOLDER AGREEMENT

THIS STOCKHOLDER AGREEMENT (this “Agreement”) is entered into as of December 7, 2009, by and between Green Mountain Coffee Roasters, Inc., a Delaware corporation (“Parent”), and the stockholder identified on the signature page hereto (“Stockholder”).

RECITALS

A. Stockholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of certain shares of common stock of Diedrich Coffee, Inc., a Delaware corporation (the “Company”).

B. Parent, Pebbles Acquisition Sub, Inc., a Delaware corporation (“Acquisition Sub”), and the Company are entering into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”) which provides (on the terms and subject to the conditions set forth therein) for Parent to acquire the Company by (i) causing Acquisition Sub to make a cash tender offer as contemplated by the Merger Agreement (the “Offer”) for all of the issued and outstanding common stock of the Company for the Per Share Consideration (as defined in the Merger Agreement) and (ii) as promptly as practicable after the closing of the Offer, causing Acquisition Sub to merge with and into the Company (the “Merger”).

C. In the Merger, each outstanding share of common stock of the Company will be converted into the right to receive the same consideration payable pursuant to the Offer.

D. Stockholder is entering into this Agreement in order to induce Parent to enter into the Merger Agreement.

AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

For purposes of this Agreement:

(a) “Company Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.

(b) Stockholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

(c) “Subject Securities” shall mean: (i) all equity securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional equity securities of the Company (including all additional shares of Company

Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Termination Date.

(d) “Subject Shares” shall mean: (i) all shares of Company Common Stock Owned by Stockholder as of the date of this Agreement; and (ii) all additional shares of Company Common Stock of which Stockholder acquires Ownership during the period from the date of this Agreement through the Termination Date.

(e) “Termination Date” shall mean the earlier of (i) the date upon which the Merger Agreement is terminated in accordance with its terms and (ii) the Effective Time of the Merger.

(f) A Person shall be deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent or Acquisition Sub; or (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent or Acquisition Sub.

(g) Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

SECTION 2. TRANSFER OF SUBJECT SHARES AND VOTING RIGHTS

2.1 Restriction on Transfer of Subject Securities. Subject to Section 2.3, during the period from the date of this Agreement through the Termination Date, Stockholder shall not cause or permit any Transfer of any of the Subject Securities.

2.2 Restriction on Transfer of Voting or Disposition Rights. During the period from the date of this Agreement through the Termination Date, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities; and (c) no Person other than Stockholder (or any other Person that is the record or beneficial owner of any of the Subject Securities as of the date of this Agreement, but only with respect to such Subject Securities) is granted dispositive power with respect to any of the Subject Securities.

2.3 Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Subject Securities by Stockholder (a) if Stockholder is an individual (i) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, or (ii) upon the death of Stockholder, or (b) if Stockholder is a corporation, partnership or limited liability company, to one or more stockholders, partners or members of Stockholder or to an affiliated entity under common control with Stockholder; provided, however, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

SECTION 3. AGREEMENT TO TENDER

3.1 Tender of Subject Shares. Prior to the Termination Date, Stockholder agrees to promptly (and, in any event, not later than five business days after receipt by Stockholder of all documents and instruments enabling Stockholder to do so) validly tender or cause to be validly tendered in the Offer, pursuant to and in accordance with the terms of the Offer and Rule 14d-2 under the Securities Exchange Act of 1934, all of the Subject Shares Owned by Stockholder as of the date of this Agreement (free and clear of any encumbrances or restrictions), and if Stockholder acquires Ownership of any additional Subject Shares after the date of this Agreement, to promptly (and, in any event, not later than the later of (x) two business days after Stockholder acquires Ownership of such additional Subject Shares and (y) receipt by Stockholder of all documents and instruments enabling Stockholder to do so) validly tender or cause to be validly tendered in the Offer, pursuant to and in accordance with the terms of the Offer, all of such additional Subject Shares (free and clear of any encumbrances or restrictions).

3.2 No Withdrawal. Prior to the Termination Date, Stockholder agrees not to withdraw or cause to be withdrawn any of the Subject Shares from the Offer unless and until the Offer expires without Acquisition Sub having accepted for exchange shares of Company Common Stock validly tendered in the Offer.

3.3 Conditional Obligation. Stockholder acknowledges and agrees that Acquisition Sub’s obligation to accept for exchange shares of Company Common Stock in the Offer, including any Subject Shares tendered by Stockholder, is subject to the terms and conditions of the Merger Agreement and the Offer.

SECTION 4. VOTING OF SHARES

Stockholder hereby agrees that, prior to the Termination Date, at any meeting of the stockholders of the Company, however called, and in any action by written consent of stockholders of the Company, unless otherwise directed in writing by Parent, Stockholder shall cause any Subject Shares not acquired pursuant to the Offer to be voted:

(a) in favor of the Merger and the adoption of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

(b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(c) against any action that is intended, or that could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Offer or the Merger or any of the other Contemplated Transactions or this Agreement.

Prior to the Termination Date, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(a)”, clause “(b)” or clause “(c)” of the preceding sentence. For the avoidance of doubt, nothing in this Agreement shall in any way limit Stockholder’s right to vote the Subject Shares in Stockholder’s sole discretion on any matters other than the foregoing matters that may be submitted to a stockholder vote, consent or other approval.

Notwithstanding the foregoing or any contrary provision hereof, no covenant or agreement herein of Stockholder, and no action taken or omitted to be taken by Stockholder pursuant to the terms of this Agreement or the Merger Agreement, is intended, nor shall it be deemed or construed, to constitute the consent or approval of Stockholder (whether in Stockholder’s capacity as a stockholder, director or officer of the Company or otherwise) for any purpose under any employment, severance, change-in-control or similar agreement or arrangement to which Stockholder may be party.

SECTION 5. WAIVER OF APPRAISAL RIGHTS

Subject to the acceptance of the Subject Shares by Acquisition Sub in the Offer pursuant to the Merger Agreement, Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal or dissenters’ rights relating to the Merger with respect to any shares of Company Common Stock Owned by Stockholder.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to Parent as follows:

6.1 Authorization, etc. Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder. This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

6.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not: (i) conflict with or violate any Legal Requirements applicable to Stockholder; or (ii) result in or constitute a breach of, or give to any Person any right of termination, amendment, acceleration or cancellation of, or result in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to any Contract to which Stockholder is a party.

(b) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, require any consent or approval of any Person.

6.3 Title to Securities. As of the date of this Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Company Common Stock set forth under the heading “Shares Held of Record” on the signature page hereof; (b) Stockholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire shares of Company Common Stock set forth under the heading “Options and Other Rights” on the signature page hereof; (c) Stockholder Owns the additional equity securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other equity securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other equity securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof.

SECTION 7. ADDITIONAL COVENANTS OF STOCKHOLDER

7.1 Stockholder Information. Stockholder hereby agrees to permit Parent and Acquisition Sub to publish and disclose in the Schedule TO or other publicly-filed documents relating to the Offer and, if adoption of the Merger Agreement by the stockholders of the Company is required under the terms of the DGCL or other applicable law, the Proxy Statement, Stockholder’s identity and ownership of shares of Company Common Stock and the nature of Stockholder’s obligations under this Agreement.

7.2 Further Assurances. From time to time and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out and fulfilling the obligations of Stockholder under this Agreement.

SECTION 8. MISCELLANEOUS

8.1 Notices. Any notice or other communication required or permitted to be delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when received at the address or facsimile telephone number set forth beneath the name of such party below (or at such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

if to Stockholder:

at the address set forth on the signature page hereof

with a copy (which shall not constitute notice) to:

Gibson Dunn & Crutcher LLP

3161 Michelson Drive, 12th Floor

Irvine, California 92612

Attention: John M. Williams

Facsimile: (949) 451-4220

if to Parent:

Green Mountain Coffee Roasters, Inc.

33 Coffee Lane

Waterbury, Vermont 05676

Attention: General Counsel

Facsimile: (802) 882-4400

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Attention: Jane D. Goldstein

Facsimile: (617) 951-7050

8.2 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto shall replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

8.3 Entire Agreement. This Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

8.4 Assignment; Binding Effect; Etc. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by either party, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement, express or implied, is intended to or shall confer any right, benefit or remedy of any nature whatsoever upon any Person other than the parties hereto, provided that Acquisition Sub shall be a third party beneficiary with respect to all of Stockholder’s obligations under this Agreement.

8.5 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.

8.6 Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action between any of the parties arising out of or relating to this Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware; and (b) each of the parties irrevocably waives the right to trial by jury.

8.7 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

8.8 Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

8.9 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by or on behalf of the party incurring such cost or expense, whether or not the transactions contemplated by this Agreement are consummated.

8.10 Waiver. A party shall not be deemed to have waived any claim available to such party arising out of this Agreement, or any power, right, privilege or remedy of such party under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

8.11 Not Binding in Other Capacities. Notwithstanding anything in this Agreement to the contrary, the parties acknowledge and agree that Stockholder is entering into this Agreement solely in his capacity as a stockholder of the Company and nothing in this Agreement shall be construed to prohibit or restrict Stockholder from taking any action in his capacity as an officer or member of the Board of Directors of the Company or, subject to the limitations (and consequences of such actions) set forth in the Merger Agreement, from taking any action with respect to any Acquisition Proposal as an officer or member of the Board of Directors of the Company to the extent permitted by the Merger Agreement.

8.12 Termination. This Agreement shall automatically terminate and become void and of no further force or effect on the Termination Date.

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IN WITNESS WHEREOF, Parent and Stockholder have caused this Agreement to be executed as of the date first written above.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By

Title

STOCKHOLDER

Signature

Printed Name

Address:

Facsimile:

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned

Signature Page to Stockholder Agreement